Federated Equity Income Fund, Inc.

(formerly, Liberty Equity Income Fund, Inc.)

10TH SEMI-ANNUAL REPORT
SEPTEMBER 30, 1996
ESTABLISHED 1986
GROWTH & INCOME

PRESIDENT'S MESSAGE

[Graphic]

Dear Fellow Shareholder:

The Federated Equity Income Fund, Inc. was established in 1986, and I am pleased to present the 10th Semi-Annual Report for the fund.

This report covers the six-month period from April 1, 1996 to September 30, 1996. It begins with an investment discussion by portfolio manager Christopher H. Wiles, Senior Vice President, Federated Advisers. Following this discussion are graphs depicting the fund's long-term investment performance, a complete list of the fund's highly diversified stock and bond holdings, and the financial statements.

The fund's holdings responded to a continued favorable stock market environment during the six-month report period. The fund's six-month total return performance of more than 7% for each share class reflects income dividends, realized gain, and capital appreciation. The performance of the fund's share classes is listed below.*

                        NET ASSET                  CAPITAL   TOTAL
                     VALUE INCREASE      INCOME     GAINS   RETURN
Class A Shares   $14.26 to $14.63 = 3%   $0.21     $0.52    7.88%
Class B Shares   $14.26 to $14.63 = 3%   $0.15     $0.52    7.48%
Class C Shares   $14.26 to $14.63 = 3%   $0.15     $0.52    7.47%
Class F Shares   $14.26 to $14.63 = 3%   $0.19     $0.52    7.74%


During the six-month report period, fund assets increased more than 64% -- from $391 million on April 1, 1996, to $643 million on September 30, 1996. This robust growth reflects the increase in share value as well as the confidence of present and new shareholders who purchased shares of this attractive equity-income fund.

On September 30, 1996, the fund held more than 50 stocks and 9 convertible securities across 12 major industry sectors. Holdings include such well-known names as: Avon, AT&T, Bristol-Myers Squibb, DuPont, Ford, General Electric, GTE, Heinz, and J.C. Penney.

* Performance quoted is based on net asset value and reflects past performance. Performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period (based on offering price) for Class A Shares, Class B Shares, Class C Shares, and Class F Shares were 1.95%, 1.75%, 6.44%, and 5.67%, respectively.

We trust you were pleased with the positive performance of your equity-income investment. Remember, reinvesting your Federated Equity Income Fund, Inc. earnings can be a convenient way to build the value of your account -- and see the number of shares increase each month. Reinvesting brings into play the benefit of monthly compounding of shares.

Very sincerely yours,

[Graphic]

Richard B. Fisher
President
November 15, 1996

Investment Review

[Graphic]

Christopher H. Wiles, CFA
Senior Vice President
Federated Advisers

[Graphic]

CAN YOU OPEN WITH A COMMENT ON THE STOCK MARKET'S CONTINUED CLIMB DURING THE REPORTING PERIOD?

The longest bull market in history continued to surge higher with the Standard & Poor's 500 Index* ("S&P 500") reaching a new all-time high of
687.33 on September 30, 1996. The advance was not straight up, however, as the market suffered its first noticeable decline in two years -- from July 1, 1996, to July 24, 1996, the S&P 500 fell 7.19%. Even with this stumble in July, the S&P 500 boasts an impressive 13.50% total return so far in 1996.

[Graphic]

HOW DID FEDERATED EQUITY INCOME FUND, INC. PERFORM FOR ITS SHAREHOLDERS IN THIS ENVIRONMENT?

For the six-month report period, the fund's Class A, B, C, and F Shares produced total returns of 7.88%, 7.48%, 7.47%, and 7.74%, respectively, based on net asset value.** By comparison, the S&P 500 total return was 7.72%.

From January 1, 1996 through September 30, 1996, the fund's Class A Shares total return of 13.53%** based on net asset value outpaced the S&P 500 total return of 13.50%. Year-to-date total returns of Class B, C, and F Shares of 12.98%, 12.88%, and 13.31%, were also competitive with the S&P 500.**

It's important to note that Federated Equity Income Fund, Inc. outperformed the S&P 500 in all seven market corrections of at least 2% this year, while always maintaining a dividend yield at least 50% greater than the S&P 500.

[Graphic]

CAN YOU RECAP THE FUND'S INVESTMENT STRATEGY?

Our investment strategy rarely changes from quarter to quarter. First, we strive to continue to avoid the folly of market timing by staying fully invested. Second, we seek to maintain our "sector- neutral" portfolio weightings. In other words, we do not try to emphasize one industry sector over another, as the portfolio holdings show. Third, we focus on buying high-quality companies with above-average yield and dividend growth potential.

* The S&P 500 is a composite index of common stocks in industry, transportation, and financial and public utility companies that can be used to compare to the total returns of funds whose portfolios are invested primarily in common stocks. This index is unmanaged, and actual investments may not be made in an index.

** Performance quoted reflects past performance and is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period based on offering price for Class A Shares, Class B Shares, Class C Shares, and Class F Shares were 1.95%, 1.75%, 6.44%, and 5.67%, respectively. Year-to-date (1/1/96 through
   9/30/96) total returns based on offering price for Class A Shares, Class B Shares, Class C Shares, and Class F Shares were 7.32%, 7.19%, 11.80%, and 11.09%, respectively.

[Graphic]

SINCE YOUR MOST IMPORTANT FOCUS IS ON SECURITY SELECTION, WHAT INVESTMENT FACTORS DO YOU LOOK FOR IN A STOCK CANDIDATE?

Our securities go through a four-step process that focuses on a company's position within its industry, the track record of its management, the sustainability of return on equity, and current valuation versus historical valuation.

[Graphic]

WHAT WERE THE FUND'S TOP 10 HOLDINGS AS OF SEPTEMBER 30, 1996, AND WHAT WERE YOUR INDUSTRY WEIGHTINGS?

The top holdings and sector weightings were as follows:

TOP HOLDINGS

 NAME                                                               % OF PORTFOLIO
 Heinz (H.J.) Co.                                                        2.94%
 Atlantic Richfield Co.                                                  2.53%
 Tambrands, Inc.                                                         2.34%
 Sci Systems, Inc., Conv. Bond                                           2.30%
 First USA, Inc., PRIDES                                                 2.26%
 MGIC/MML STRYPES                                                        2.13%
 Altera Corp. Conv. Bond                                                 2.08%
 Jefferson-Pilot Corp.                                                   2.07%
 First Union Corp.                                                       2.06%
 Campbell Soup Co.                                                       2.04%


SECTOR WEIGHTINGS

 SECTOR                                     % OF PORTFOLIO          S&P WEIGHTING
 Finance                                        15.11%                  14.11%
 Technology                                     13.02%                  13.66%
 Consumer Non-Durables                          11.98%                  12.19%
 Utilities                                      10.86%                  11.00%
 Energy Minerals                                 8.74%                   8.67%
 Miscellaneous/Cash                              7.60%                   0.00%
 Producer Manufacturing                          6.99%                   7.51%
 Basic Industry                                  6.72%                   6.62%
 Health Care                                     5.24%                  10.71%
 Consumer Durables                               4.71%                   3.84%
 Retail Trade                                    3.94%                   4.88%
 Services                                        3.88%                   5.32%
 Transportation                                  1.21%                   1.49%


[Graphic]

AS WE APPROACH THE END OF 1996, WHAT IS YOUR OUTLOOK FOR THE MARKET?

Record highs usually bring with them numerous signs of extreme optimism. For example:

* The dividend yield on the S&P 500 is at a record low of 2.10%.

* The price-to-sales ratio on the S&P 500 of 4.45 is the highest of this century.

* The market has advanced for a record 6 years without a correction of 10% or more.

* The value of stocks relative to Gross Domestic Product is the highest ever.

* The value of stocks relative to the prices of homes is the highest ever.

* Trading volume on the New York Stock Exchange is the highest ever.

* The number of professionals registered to sell stocks and bonds is a record 527,000, 30% higher than in 1987.

* There are a record 25,000 active investment clubs up from 1995's record of 18,000.

We strongly believe that it is impossible to forecast the future, although it is possible to keep observing what the current environment portends. When we look out our market window, we see overcast and threatening skies. It is not raining or storming currently, and it may even blow over, but we would not want to venture out without an umbrella. Maintaining a good dividend yield and knowing our downside risk is the umbrella we carry today.

TWO WAYS YOU MAY SEEK TO INVEST FOR SUCCESS IN
FEDERATED EQUITY INCOME FUND, INC.

(FORMERLY, LIBERTY EQUITY INCOME FUND, INC.)

INITIAL INVESTMENT:

IF YOU HAD MADE AN INITIAL INVESTMENT OF $10,000 IN THE CLASS A SHARES OF FEDERATED EQUITY INCOME FUND, INC. ON 12/30/86, REINVESTED DIVIDENDS AND CAPITAL GAINS, AND DIDN'T REDEEM ANY SHARES, YOUR ACCOUNT WOULD BE WORTH $30,431 ON 9/30/96. YOU WOULD HAVE EARNED AN 11.91%* AVERAGE ANNUAL TOTAL RETURN FOR THE TEN-YEAR INVESTMENT LIFE SPAN.

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, and you gain the benefit of compounding.

As of 9/30/96, the Class A Shares' average annual one-year, five-year, and since inception (12/30/86) total returns were 14.35%, 13.98%, and 12.10%, respectively. Class B Shares' average annual one-year and since inception (9/28/94) total returns were 14.22% and 18.40%, respectively. Class C Shares' average annual one-year and since inception (5/4/93) total returns were 19.05% and 14.36%, respectively. Class F Shares' average annual one-year and since inception (11/13/93) total returns were 18.48% and 12.95%, respectively.**

"Graphic representation "A" omitted.  See Appendix."

* Total return represents the change in the value of an investment after reinvesting all income and capital gains, and takes into account the 5.5% sales charge applicable to an initial investment in Class A Shares.

  Data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

** The total return stated takes into account the 5.5% sales charge for Class A Shares, the 5.5% contingent deferred sales charge on Class B Shares, the 1% contingent deferred sales charge on Class C Shares and the 1% sales charge and 1% contingent deferred sales charge for Class F Shares.

FEDERATED EQUITY INCOME FUND, INC.

(FORMERLY, LIBERTY EQUITY INCOME FUND, INC.)

ONE STEP AT A TIME:

$1,000 INVESTED EACH YEAR FOR TEN YEARS (REINVESTING ALL DIVIDENDS AND CAPITAL GAINS) GREW TO $21,113.

With this approach, the key is consistency.

If you had started investing $1,000 annually in the Class A Shares of Federated Equity Income Fund, Inc. on 12/30/86, reinvested your dividends and capital gains, and didn't redeem any shares, you would have invested only $10,000, but your account would have reached a total value of $21,113* by 9/30/96. You would have earned an average annual total return of 11.91%.

A practical investment plan helps you pursue growth and income through common stocks and convertible securities. Through systematic investing, you buy shares on a regular basis and reinvest all earnings. This investment plan works for you when you invest only $1,000 annually. You can take it one step at a time. Put time, money, and compounding to work!

"Graphic representation "B" omitted.  See Appendix."

* No method of investing can guarantee a profit or protect against loss in down markets. However, by investing regularly over time and buying shares at various prices, investors can purchase more shares at lower prices, and all accumulated shares have the ability to pay income to the investor.

  Because such a plan involves continuous investment, regardless of changing price levels, the investor should consider whether or not to continue purchases through periods of low price levels.

FEDERATED EQUITY INCOME FUND, INC.

(FORMERLY, LIBERTY EQUITY INCOME FUND, INC.)

HYPOTHETICAL INVESTOR PROFILE: INVESTING FOR GROWTH

Eliot and Helen Barnes are a fictitious couple who share with many other investors the goal of growth from good dividend-paying stocks.

Eliot is an engineer working for a major corporation. Helen teaches school. On December 30, 1986, the Barnes invested $15,000 from maturing CD's in Federated Equity Income Fund, Inc.

As this chart shows, over 10 years, their original investment in the Class A Shares has grown to $45,647. This represents an 11.91%, minus any applicable sales charge and/or contingent deferred sales charge, average annual total return.* For the Barnes, that means dependable performance from good dividend-paying stocks in 12 industry sectors that helps their money grow. "Graphic representation "C" omitted. See Appendix."

* This hypothetical scenario is provided for illustrative purposes only and does not represent the result obtained by any particular shareholder. Past performance does not guarantee future results.

FEDERATED EQUITY INCOME FUND, INC.
(FORMERLY, LIBERTY EQUITY INCOME FUND, INC.)
PORTFOLIO OF INVESTMENTS

SEPTEMBER 30, 1996 (UNAUDITED)

          SHARES                                                                                              VALUE
 COMMON STOCKS -- 59.0%
                   BASIC INDUSTRY -- 6.0%
          430,000 (a)Allegheny Teledyne, Inc.                                                           $   9,728,750
          175,000  Consolidated Papers, Inc.                                                                9,100,000
          100,000  Du Pont (E.I.) de Nemours & Co.                                                          8,825,000
          185,000  Eastman Chemical Co.                                                                    10,799,375
                    Total                                                                                  38,453,125
                   CONSUMER DURABLES -- 1.3%
          270,000  Ford Motor Co.                                                                           8,437,500
                   CONSUMER NON-DURABLES -- 11.9%
          185,000  Avon Products, Inc.                                                                      9,180,625
          165,000  Campbell Soup Co.                                                                       12,870,000
          285,000  Guinness, ADR                                                                           10,331,250
          550,000  Heinz (H.J.) Co.                                                                        18,562,500
          110,000  Philip Morris Cos., Inc.                                                                 9,872,500
          350,000  Tambrands, Inc.                                                                         14,743,750
                    Total                                                                                  75,560,625
                   ENERGY MINERALS -- 7.0%
          125,000  Atlantic Richfield Co.                                                                  15,937,500
          120,000  Exxon Corp.                                                                              9,990,000
          110,000  Shell Transport & Trading Co., ADR                                                      10,202,500
          400,000  YPF Sociedad Anonima, ADR                                                                9,150,000
                    Total                                                                                  45,280,000
                   FINANCE -- 5.3%
          195,000  First Union Corp.                                                                       13,016,250
          250,000  Meditrust, REIT                                                                          8,656,250
          210,000  Mellon Bank Corp.                                                                       12,442,500
                    Total                                                                                  34,115,000


FEDERATED EQUITY INCOME FUND, INC.
(FORMERLY, LIBERTY EQUITY INCOME FUND, INC.)

          SHARES                                                                                              VALUE
 COMMON STOCKS -- CONTINUED
                   HEALTH CARE -- 5.1%
          165,000  American Home Products Corp.                                                         $  10,518,750
          110,000  Bristol-Myers Squibb Co.                                                                10,601,250
          170,000  Merck & Co., Inc.                                                                       11,963,750
                    Total                                                                                  33,083,750
                   PRODUCER MANUFACTURING -- 5.2%
          380,000  Dresser Industries, Inc.                                                                11,305,000
          130,000  General Electric Co.                                                                    11,830,000
          120,000  Textron, Inc.                                                                           10,200,000
                    Total                                                                                  33,335,000
                   RETAIL TRADE -- 1.9%
          225,000  Penney (J.C.) Co., Inc.                                                                 12,178,125
                   SERVICES -- 1.2%
              194 (a)Advanstar Corp., Warrants                                                                      0
          320,000  Browning-Ferris Industries, Inc.                                                         8,000,000
                    Total                                                                                   8,000,000
                   TECHNOLOGY -- 4.8%
          190,000 (a)Electronic Data Systems Corp.                                                         11,661,250
          160,000  General Dynamics Corp.                                                                  11,020,000
           70,000  United Technologies Corp.                                                                8,408,750
                    Total                                                                                  31,090,000
                   UTILITIES -- 9.3%
          130,000  AT&T Corp.                                                                               6,792,500
          340,000  DPL, Inc.                                                                                7,947,500
           28,000  Enron Corp.                                                                              1,141,000
          220,000  GTE Corp.                                                                                8,470,000
          200,000  NIPSCO Industries, Inc.                                                                  7,150,000
          280,000  Pacific Telesis Group                                                                    9,415,000


FEDERATED EQUITY INCOME FUND, INC.
(FORMERLY, LIBERTY EQUITY INCOME FUND, INC.)

          SHARES                                                                                              VALUE
 COMMON STOCKS -- CONTINUED
                   UTILITIES -- CONTINUED
          134,400  Portland General Corp.                                                               $   5,157,600
          415,000  Southern Co.                                                                             9,389,375
           85,000  Williams Companies, Inc.                                                                 4,335,000
                    Total                                                                                  59,797,975
                    TOTAL COMMON STOCKS (IDENTIFIED COST $337,370,140)                                    379,331,100
 CONVERTIBLE PREFERRED STOCKS -- 20.7%
                   BASIC INDUSTRY -- 0.6%
          242,500  Coeur d'Alene Mines Corp., Conv. Pfd., $1.49                                             3,970,938
                   CONSUMER DURABLES -- 1.1%
        1,118,700  Tyco Toys, Inc., Conv. Pfd., Series C, $0.41                                             6,991,875
                   ENERGY MINERALS -- 1.5%
          411,000  Sun Co., Inc., Conv. Pfd., Series A, $1.80                                               9,864,000
                   FINANCE -- 9.5%
          165,000  Aetna Services Inc., Conv. Pfd., $4.76                                                  12,024,375
          300,000  First USA, Inc., Cumulative PRIDES, $1.99                                               14,250,000
          155,000  Jefferson-Pilot Corp., Conv. Pfd., $5.26                                                13,058,750
          220,000  Merrill Lynch & Co., Inc., STRYPES, $3.12                                               13,420,000
          100,000  SunAmerica, Inc., PERCS, Series E, $3.10                                                 8,525,000
                    Total                                                                                  61,278,125
                   PRODUCER MANUFACTURING -- 1.7%
          250,000 (b)Greenfield Industries, Inc., Conv. Pfd., $3.00                                        10,738,500
                   SERVICES -- 3.8%
          110,000  Alco Standard Corp., ACES, $5.04                                                        10,010,000
          622,900  Hollinger International Publishing, Inc., Conv. Pfd., $.95                               6,929,762
          130,000 (b)SFX Broadcasting, Inc., Conv. Pfd., $3.25                                              7,507,500
                    Total                                                                                  24,447,262
FEDERATED EQUITY INCOME FUND, INC.
(FORMERLY, LIBERTY EQUITY INCOME FUND, INC.)

        SHARES OR
        PRINCIPAL
         AMOUNT                                                                                               VALUE
 CONVERTIBLE PREFERRED STOCKS -- CONTINUED
                   TRANSPORTATION -- 1.2%
          210,000 (b)Trans World Airlines, Inc., Conv. Pfd., $4.00                                      $   7,605,990
                   UTILITIES -- 1.3%
           56,000  Airtouch Communications, Inc., DECS, Series B                                            4,200,000
           55,000  Williams Cos., Inc. (The), Conv. Pfd., $3.50                                             4,482,500
                    Total                                                                                   8,682,500
                    TOTAL CONVERTIBLE PREFERRED STOCKS (IDENTIFIED COST $129,769,897)
                    133,579,190
 CONVERTIBLE BONDS -- 15.3%
                   CONSUMER DURABLES -- 1.5%
 $      8,800,000  Magna International, Inc. , Conv. Bond, 5.00%, 10/15/2002                                9,442,312
                   HEALTH CARE -- 3.3%
        9,000,000 (b)Sandoz Capital BVI Ltd., Conv. Bond, 2.00%, 10/6/2002                                 10,102,500
       10,500,000  Tenet Healthcare Corp., Conv. Bond, 6.00%, 12/1/2005                                    11,182,710
                    Total                                                                                  21,285,210
                   RETAIL TRADE -- 2.6%
        8,000,000  Federated Department Stores, Inc., Conv. Bond, 5.00%, 10/1/2003                          8,975,040
        7,550,000  Saks Holdings, Inc., Conv. Bond, 5.50%, 9/15/2006                                        7,852,000
                    Total                                                                                  16,827,040
                   TECHNOLOGY -- 7.9%
        6,300,000 (b)3Com Corp., Conv. Bond, 10.25%, 11/1/2001                                             12,090,771
       11,000,000 (b)Altera Corp., Conv. Bond, 5.75%, 6/15/2002                                            13,090,110
        9,500,000  Analog Devices, Inc., Conv. Bond, 3.50%, 12/1/2000                                      11,376,345
       11,000,000 (b)SCI Systems, Inc., Conv. Bond, 5.00%, 5/1/2006                                        14,513,510
                    Total                                                                                  51,070,736
                    TOTAL CONVERTIBLE BONDS (IDENTIFIED COST $87,125,610)                                  98,625,298

FEDERATED EQUITY INCOME FUND, INC.
(FORMERLY, LIBERTY EQUITY INCOME FUND, INC.)


        SHARES OR
        PRINCIPAL
         AMOUNT                                                                                               VALUE
 (C)REPURCHASE AGREEMENTS -- 3.0%
 $     19,310,000  BT Securities Corporation, 5.72%, dated 9/30/1996, due 10/1/1996
                   (AT AMORTIZED COST)                                                                     19,310,000
                    TOTAL INVESTMENTS (IDENTIFIED COST $573,575,647)(D)                                 $ 630,845,588


(a) Non-income producing security.

(b) Denotes a restricted security which is subject to restrictions on resale under Federal Securities laws. At September 30, 1996, these securities amounted to $75,648,881 which represents 12% of net assets.

(c) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

(d) The cost of investments for federal tax purposes amounts to $573,575,647. The net unrealized appreciation of investments on a federal tax basis amounts to $57,269,941 which is comprised of $66,802,253 appreciation and $9,532,312 depreciation at September 30, 1996.

Note: The categories of investments are shown as a percentage of net assets
     ($642,583,928) at September 30, 1996.

The following acronyms are used throughout this portfolio:

ACES -- Adjustable Convertible Extendable Securities
ADR -- American Depository Receipt
DECS -- Dividend Enhanced Convertible Stock
PERCS -- Preferred Equity Redemption Cumulative Stock
PRIDES -- Preferred Redeemable Increased Dividend Equity Securities REIT -- Real Estate Investment Trust
STRYPES -- Structured Yield Product Exchangeable for Stock

(See Notes which are an integral part of the Financial Statements) FEDERATED EQUITY INCOME FUND, INC.
(FORMERLY, LIBERTY EQUITY INCOME FUND, INC.)
STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 1996 (UNAUDITED)

 ASSETS:
 Total investments in securities, at value (identified and tax cost $573,575,647)               $ 630,845,588
 Income receivable                                                                                  2,703,848
 Receivable for investments sold                                                                    4,976,228
 Receivable for shares sold                                                                         5,494,536
    Total assets                                                                                  644,020,200
 LIABILITIES:
 Payable for investments purchased                                                 $ 485,302
 Payable for shares redeemed                                                         321,310
 Income distribution payable                                                         323,491
 Payable to Bank                                                                       4,790
 Payable for taxes withheld                                                           27,700
 Accrued expenses                                                                    273,679
    Total liabilities                                                                               1,436,272
 Net Assets for 43,931,224 shares outstanding                                                   $ 642,583,928
 NET ASSETS CONSIST OF:
 Paid in capital                                                                                $ 570,103,000
 Net unrealized appreciation of investments                                                        57,269,941
 Accumulated net realized gain on investments                                                      31,428,283
 Accumulated distributions in excess of net investment income                                     (16,217,296)
    Total Net Assets                                                                            $ 642,583,928
 NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
 CLASS A SHARES:
 Net Asset Value Per Share ($300,320,834 / 20,530,680 shares outstanding)                              $14.63
 Offering Price Per Share (100/94.50 of $14.63)*                                                       $15.48
 Redemption Proceeds Per Share                                                                         $14.63
 CLASS B SHARES:
 Net Asset Value Per Share ($200,466,801 / 13,706,350 shares outstanding)                              $14.63
 Offering Price Per Share                                                                              $14.63
 Redemption Proceeds Per Share (94.50/100 of $14.63)**                                                 $13.83
 CLASS C SHARES:
 Net Asset Value Per Share ($72,100,032 / 4,929,634 shares outstanding)                                $14.63
 Offering Price Per Share                                                                              $14.63
 Redemption Proceeds Per Share (99/100 of $14.63)**                                                    $14.48
 CLASS F SHARES:
 Net Asset Value Per Share ($69,696,261 / 4,764,560 shares outstanding)                                $14.63
 Offering Price Per Share (100/99 of $14.63)*                                                          $14.78
 Redemption Proceeds Per Share (99/100 of $14.63)**                                                    $14.48


* See "What Shares Cost" in the Prospectus.

** See "Contingent Deferred Sales Charge" in the Prospectus.

(See Notes which are an integral part of the Financial Statements)

FEDERATED EQUITY INCOME FUND, INC.
(FORMERLY, LIBERTY EQUITY INCOME FUND, INC.)
STATEMENT OF OPERATIONS

SIX MONTHS ENDED SEPTEMBER 30, 1996 (UNAUDITED)

 INVESTMENT INCOME:
 Dividends                                                                                        $  8,052,490
 Interest                                                                                           2,058,678
         Total income                                                                               10,111,168
 EXPENSES:
 Investment advisory fee                                                            $ 1,502,245
 Administrative personnel and services fee                                              189,283
 Custodian fees                                                                          39,650
 Transfer and dividend disbursing agent fees and expenses                               207,517
 Directors'/Trustees' fees                                                                7,335
 Auditing fees                                                                            8,965
 Legal fees                                                                               1,191
 Portfolio accounting fees                                                               70,596
 Distribution services fee -- Class B Shares                                            463,436
 Distribution services fee -- Class C Shares                                            219,772
 Distribution services fee -- Class F Shares                                             74,500
 Shareholder services fee -- Class A Shares                                             323,699
 Shareholder services fee -- Class B Shares                                             154,479
 Shareholder services fee -- Class C Shares                                              73,258
 Shareholder services fee -- Class F Shares                                              74,500
 Share registration costs                                                                51,886
 Printing and postage                                                                    46,646
 Insurance premiums                                                                       4,209
 Taxes                                                                                   15,198
 Miscellaneous                                                                            3,751
         Total expenses                                                               3,532,116
 Waivers --
         Waiver of shareholder services fee -- Class A Shares            $(51,792)
         Waiver of shareholder services fee -- Class F Shares              (3,622)
                  Total waivers                                                         (55,414)
                            Net expenses                                                             3,476,702
                                    Net investment income                                            6,634,466
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized gain on investments                                                                   15,314,401
 Net change in unrealized appreciation of investments                                               17,909,631
         Net realized and unrealized gain on investments                                            33,224,032
                  Change in net assets resulting from operations                                  $ 39,858,498


(See Notes which are an integral part of the Financial Statements)

FEDERATED EQUITY INCOME FUND, INC.
(FORMERLY, LIBERTY EQUITY INCOME FUND, INC.)
STATEMENT OF CHANGES IN NET ASSETS

                                                                                SIX MONTHS
                                                                                   ENDED
                                                                                (UNAUDITED)       YEAR ENDED
                                                                                SEPTEMBER 30,      MARCH 31,
                                                                                    1996             1996
 INCREASE (DECREASE) IN NET ASSETS:
 OPERATIONS --
 Net investment income                                                         $   6,634,466     $ 7,752,425
 Net realized gain (loss) on investments ($15,314,401 and $(1,981,170),
 respectively, as computed for federal tax purposes)                              15,314,401      28,594,767
 Net change in unrealized appreciation (depreciation)                             17,909,631      29,709,991
   Change in net assets resulting from operations                                 39,858,498      66,057,183
 NET EQUALIZATION CREDITS (DEBITS) --                                                300,009         542,386
 DISTRIBUTIONS TO SHAREHOLDERS --
 Distributions from net investment income
   Class A Shares                                                                (12,468,422)     (5,006,103)
   Class B Shares                                                                 (5,018,392)       (660,772)
   Class C Shares                                                                 (2,602,928)       (903,387)
   Class F Shares                                                                 (2,849,649)     (1,247,685)
 Distributions from net realized gains
   Class A Shares                                                                      --         (3,301,588)
   Class B Shares                                                                      --           (624,304)
   Class C Shares                                                                      --           (748,630)
   Class F Shares                                                                      --           (845,316)
   Change in net assets resulting from distributions to shareholders             (22,939,391)    (13,337,785)
 SHARE TRANSACTIONS (EXCLUSIVE OF AMOUNTS ALLOCATED TO NET
 INVESTMENT INCOME) --
 Proceeds from sale of shares                                                    250,986,810     191,379,119
 Net asset value of shares issued to shareholders in payment of
 distributions declared                                                           18,250,108       9,252,011
 Cost of shares redeemed                                                         (35,027,043)    (42,568,011)
   Change in net assets resulting from share transactions                        234,209,875     158,063,119
     Change in net assets                                                        251,428,991     211,324,903
 NET ASSETS:
 Beginning of period                                                             391,154,937     179,830,034
 End of period                                                                 $ 642,583,928   $ 391,154,937


(See Notes which are an integral part of the Financial Statements)

FEDERATED EQUITY INCOME FUND, INC.
(FORMERLY, LIBERTY EQUITY INCOME FUND, INC.)
FINANCIAL HIGHLIGHTS -- CLASS A SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                      SIX MONTHS
                        ENDED
                     (UNAUDITED)
                     SEPTEMBER 30,                                    YEAR ENDED MARCH 31,
                         1996       1996       1995       1994      1993     1992      1991      1990      1989    1988(A)
 NET ASSET VALUE,
 BEGINNING OF PERIOD    $14.26     $11.50     $11.06    $10.91    $ 9.67    $ 8.59    $ 8.77    $10.84    $ 9.22   $10.18
 INCOME FROM
 INVESTMENT
 OPERATIONS
   Net investment
   income                 0.22       0.46       0.49      0.43      0.55      0.69      0.84      0.91      0.89     0.72
   Net realized and
   unrealized gain
   (loss) on
   investments            0.88       2.96       0.40      0.15      1.22      1.08     (0.16)    (1.18)     1.59    (0.81)
   Total from
   investment
   operations             1.10       3.42       0.89      0.58      1.77      1.77      0.68     (0.27)     2.48    (0.09)
 LESS DISTRIBUTIONS
   Distributions from
   net
   investment
   income                (0.21)     (0.41)     (0.45)    (0.43)    (0.53)    (0.69)    (0.86)    (0.87)    (0.86)   (0.72)
   Distributions in
   excess of net
   investment
   income(b)               --         --         --        --        --        --        --      (0.41)      --       --
   Distributions
   from
   net realized
   gain
   on investments        (0.52)     (0.25)       --        --        --        --        --      (0.52)      --     (0.15)
   Total
   distributions         (0.73)     (0.66)     (0.45)    (0.43)    (0.53)    (0.69)    (0.86)    (1.80)    (0.86)   (0.87)
 NET ASSET VALUE,
 END OF PERIOD          $14.63     $14.26     $11.50    $11.06    $10.91    $ 9.67    $ 8.59    $ 8.77    $10.84   $ 9.22
 TOTAL RETURN(C)          7.88%     30.37%     8.31%      5.29%    18.98%    21.19%     8.95%    (3.19%)   28.25%   (0.54%)
 RATIOS TO AVERAGE
 NET ASSETS
   Expenses               1.07%*     1.03%      1.00%     1.00%     0.99%     1.04%     1.05%     0.97%     0.77%    1.16%*
   Net investment
   income                 2.96%*     3.19%      4.01%     3.82%     5.45%     7.36%    10.25%     9.34%     9.02%    8.32%*
   Expense waiver/
   reimbursement(d)       0.04%*     0.20%      0.36%     0.89%     1.60%     1.46%     1.46%    1.43%      1.25%    0.86%*
 SUPPLEMENTAL DATA
   Net assets, end
   of period (000
   omitted)           $330,321   $220,268   $108,683   $84,665   $30,616   $25,176   $22,589   $22,052   $11,306   $8,895
   Average
   commission
   rate paid             $0.06          --         --       --        --        --        --        --        --       --
   Portfolio
   turnover                 42%        96%        91%       43%       79%      115%       31%       54%       49%      41%


* Computed on an annualized basis.

(a) For the period from May 1, 1987 to March 31, 1988. (Effective November
    1, 1987, the Fund changed its fiscal year-end from April 30 to March 31.)

(b) Distributions in excess of net investment was a result of certain books and tax timing differences. This distribution did not represent a return of capital for federal income tax purposes.

(c) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(d) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

FEDERATED EQUITY INCOME FUND, INC.
(FORMERLY, LIBERTY EQUITY INCOME FUND, INC.)
FINANCIAL HIGHLIGHTS -- CLASS B SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                   SIX MONTHS
                                                                     ENDED
                                                                  (UNAUDITED)             YEAR ENDED
                                                                  SEPTEMBER 30,             MARCH 31
                                                                      1996              1996      1995(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                                $14.26            $11.50     $11.24
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                                0.15              0.33       0.19
  Net realized and unrealized gain (loss) on investments               0.89              3.00       0.26
  Total from investment operations                                     1.04              3.33       0.45
 LESS DISTRIBUTIONS
  Distributions from net investment income                            (0.15)            (0.32)     (0.19)
  Distributions from net realized gain on investments                 (0.52)            (0.25)       --
  Total distributions                                                 (0.67)            (0.57)     (0.19)
 NET ASSET VALUE, END OF PERIOD                                      $14.63            $14.26     $11.50
 TOTAL RETURN(B)                                                       7.48%            29.40%      4.14%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                             1.86%*            1.83%      1.80%*
  Net investment income                                                2.22%*            2.31%      3.42%*
  Expense waiver/reimbursement(c)                                       --%*             0.16%      0.47%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)                          $200,467           $71,048     $6,072
  Average commission rate paid                                           --                --         --
  Portfolio turnover                                                     42%               96%        91%


* Computed on an annualized basis.

(a) Reflects operations for the period from September 27, 1994 (date of initial public investment) to March 31, 1995.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

FEDERATED EQUITY INCOME FUND, INC.
(FORMERLY, LIBERTY EQUITY INCOME FUND, INC.)
FINANCIAL HIGHLIGHTS -- CLASS C SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                          SIX MONTHS
                                                             ENDED
                                                          (UNAUDITED)                YEAR ENDED
                                                         SEPTEMBER 30,                MARCH 31,
                                                             1996             1996       1995      1994(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                       $14.26           $11.50     $11.06     $10.76
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                       0.15             0.32       0.37       0.34
  Net realized and unrealized gain (loss)                     0.89             3.00       0.44       0.28
  Total from investment operations                            1.04             3.32       0.81       0.62
 LESS DISTRIBUTIONS
  Distributions from net investment income                   (0.15)           (0.31)     (0.37)     (0.32)
  Distributions from net realized gain on investments        (0.52)           (0.25)       --         --
  Total distributions                                        (0.67)           (0.56)     (0.37)       --
 NET ASSET VALUE, END OF PERIOD                             $14.63           $14.26     $11.50     $11.06
 TOTAL RETURN(B)                                              7.47%           29.39%      7.52%      5.66%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                    1.86%*           1.80%      1.76%      1.79%*
  Net investment income                                       2.17%*           2.43%      3.25%      2.99%*
  Expense waiver/reimbursement(c)                             0.00%*           0.18%      0.36%      0.89%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)                  $72,100          $48,134    $30,189    $24,632
  Average commission rate paid                                  --               --         --         --
  Portfolio turnover                                            42%              96%        91%        43%


* Computed on an annualized basis.

(a) Reflects operations for the period from May 3, 1993 (date of initial public offering) to March 31, 1994.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

FEDERATED EQUITY INCOME FUND, INC.
(FORMERLY, LIBERTY EQUITY INCOME FUND, INC.)
FINANCIAL HIGHLIGHTS -- CLASS F SHARES
(FORMERLY, FORTRESS SHARES)

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                           SIX MONTHS
                                                              ENDED
                                                           (UNAUDITED)                 YEAR ENDED
                                                          SEPTEMBER 30,                 MARCH 31,
                                                              1996             1996       1995      1994(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                        $14.26           $11.51     $11.06     $11.74
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                        0.19             0.39       0.42      0.17
  Net realized and unrealized gain (loss) on investments       0.89             2.99       0.46      (0.68)
  Total from investment operations                             1.08             3.38       0.88      (0.51)
 LESS DISTRIBUTIONS
  Distributions from net investment income                    (0.19)           (0.38)     (0.43)     (0.17)
  Distributions from net realized gain on investments         (0.52)           (0.25)        --         --
  Total distributions                                         (0.71)           (0.63)     (0.43)     (0.17)
 NET ASSET VALUE, END OF PERIOD                              $14.63           $14.26     $11.51     $11.06
 TOTAL RETURN(B)                                               7.74%           30.06%      8.05%     (4.43%)
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                     1.34%*           1.29%      1.24%      1.29%*
  Net investment income                                        2.68%*           2.95%      3.79%      3.71%*
  Expense waiver/reimbursement(c)                              0.01%*           0.18%      0.36%      0.89%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)                   $69,696          $51,707    $34,886    $21,010
  Average commission rate paid                                   --               --         --         --
  Portfolio turnover                                             42%              96%        91%        43%


* Computed on an annualized basis.

(a) Reflects operations for the period from November 12, 1993 (date of initial public investment) to March 31, 1994.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

FEDERATED EQUITY INCOME FUND, INC.
(FORMERLY, LIBERTY EQUITY INCOME FUND, INC.)
NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 1996 (UNAUDITED)

1. ORGANIZATION

Federated Equity Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares, and Class F Shares. The investment objective of the Fund is to provide above average income and capital appreciation.

Effective March 31, 1996, the shareholders approved a change in the name of the Fund from Liberty Equity Income Fund, Inc. to Federated Equity Income Fund, Inc. The shareholders also approved a change in the name of Fortress Shares to Class F Shares.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

    INVESTMENT VALUATIONS -- Listed equity securities, and other fixed income securities are valued at the last sale price reported on a national securities exchange. Listed corporate bonds, unlisted securities, and short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

    REPURCHASE AGREEMENTS -- It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

    The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS -- Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for accumulated equalization and have been reclassified as follows:

             INCREASE (DECREASE)

     PAID-IN    DISTRIBUTIONS IN EXCESS OF
     CAPITAL      NET INVESTMENT INCOME
    $1,144,831         $1,144,831


    Net investment income, net realized gain/losses, and net assets were not affected by this reclassification.

    FEDERAL TAXES -- It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

    EQUALIZATION -- The Fund follows the accounting practice known as equalization. With equalization, a portion of the proceeds from sales and costs of redemptions of fund shares (equivalent, on a per share basis, to the amount of undistributed net investment income on the date of the transaction) is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or redemptions of fund shares.

    WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS -- The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

    RESTRICTED SECURITIES -- Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

    Additional information on each restricted security held at September 30, 1996 is as follows:

     SECURITY                                  ACQUISITION DATE            ACQUISITION COST
     3 Com Corp.                              5/19/1995-7/3/1996               8,539,225
     Altera Corp.                             3/27/1996-8/5/1996              13,131,421
     Greenfield Industries Inc.               4/18/1996-9/4/1996              12,801,250
     SFX Broadcasting                        5/22/1996-5/30/1996               6,621,250
     Sandoz Capital Ltd.                     9/25/1995-8/23/1996               8,204,125
     SCI Systems, Inc.                       7/17/1996-8/22/1996              10,595,739
     Trans World Airlines                    3/18/1996-7/22/1996               8,408,750


    USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

    OTHER -- Investment transactions are accounted for on the trade date.

3. CAPITAL STOCK

At September 30, 1996, par value shares ($ 0.01 per share) authorized were as follows:

                         # OF PAR VALUE CAPITAL
   CLASS NAME               STOCK AUTHORIZED
    Class A                    500,000,000
    Class B                    500,000,000
    Class C                    500,000,000
    Class F                    500,000,000
     TOTAL                   2,000,000,000


Transactions in capital stock were as follows:

                                                           SIX MONTHS ENDED                    YEAR ENDED
                                                         SEPTEMBER 30, 1996                  MARCH 31, 1996
 CLASS A SHARES                                       SHARES           AMOUNT            SHARES          AMOUNT
 Shares sold                                        6,120,537    $   86,736,802        7,673,265    $  101,202,865
 Shares issued to shareholders in
 payment of distributions declared                    619,809         8,842,620          417,516         5,532,040
 Shares redeemed                                   (1,660,534)      (23,442,661)      (2,086,538)      (27,277,128)
  Net change resulting from
  Class A Share transactions                        5,079,812    $   72,136,761        6,004,243    $   79,457,777
                                                           SIX MONTHS ENDED                    YEAR ENDED
                                                         SEPTEMBER 30, 1996                  MARCH 31, 1996
 CLASS B SHARES                                       SHARES           AMOUNT            SHARES          AMOUNT
 Shares sold                                        8,782,106    $  124,558,174        4,577,763    $   62,087,710
 Shares issued to shareholders in
 payment of distributions declared                    321,290         4,595,265           82,607         1,119,010
 Shares redeemed                                     (378,108)       (5,349,947)        (207,101)       (2,790,499)
  Net change resulting from Class B
  Share transactions                                8,725,288    $  123,803,492        4,453,269    $   60,416,221
                                                           SIX MONTHS ENDED                    YEAR ENDED
                                                         SEPTEMBER 30, 1996                  MARCH 31, 1996
 CLASS C SHARES                                       SHARES           AMOUNT            SHARES          AMOUNT
 Shares sold                                        1,624,338    $   23,035,726        1,204,046    $   15,997,658
 Shares issued to shareholders in
 payment of distributions declared                    160,396         2,295,848           78,365         1,044,627
 Shares redeemed                                     (233,390)       (3,303,166)        (528,182)       (6,800,666)
  Net change resulting from Class C
  Share transactions                                1,551,344    $   22,028,408          754,229    $   10,241,619
                                                           SIX MONTHS ENDED                    YEAR ENDED
                                                         SEPTEMBER 30, 1996                  MARCH 31, 1996
 CLASS F SHARES                                       SHARES           AMOUNT            SHARES          AMOUNT
 Shares sold                                        1,169,810    $   16,656,108          917,406    $   12,090,885
 Shares issued to shareholders in
 payment of distributions declared                    175,772         2,516,375          117,150         1,556,335
 Shares redeemed                                     (208,001)       (2,931,269)        (439,804)       (5,699,717)
  Net change resulting from Class F
  Share transactions                                1,137,581    $   16,241,214          594,752    $    7,947,503
  Net change resulting from share transactions     16,494,025    $  234,209,875       11,806,494    $  158,063,119


4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

    INVESTMENT ADVISORY FEE -- Federated Advisers, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.60% of the Fund's average daily net assets.

    ADMINISTRATIVE FEE -- Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

    DISTRIBUTION SERVICES FEE -- The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class A Shares, Class B Shares, Class C Shares, and Class F Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

                                          PERCENTAGE OF
                                          AVERAGE DAILY
     SHARE CLASS NAME                  NET ASSETS OF CLASS
      Class A Shares                         0.50%
      Class B Shares                         0.75%
      Class C Shares                         0.75%
      Class F Shares                         0.25%


    The distributor may voluntarily choose to waive any portion of its fee. The distributor can modify or terminate this voluntary waiver at any time at its sole discretion.

    SHAREHOLDER SERVICES FEE -- Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS to 0.25% of average daily net assets of the Fund shares for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive any portion of its fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion.

    TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES -- FServ through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

    PORTFOLIO ACCOUNTING FEES -- FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

    GENERAL -- Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended September 30, 1996, were as follows:

PURCHASES             $ 423,353,587
SALES                 $ 204,163,982


DIRECTORS
John F. Donahue
Thomas G. Bigley
John T. Conroy, Jr.
William J. Copeland
J. Christopher Donahue
James E. Dowd
Lawrence D. Ellis, M.D.
Edward L. Flaherty, Jr.
Peter E. Madden
Gregor F. Meyer
John E. Murray, Jr.
Wesley W. Posvar
Marjorie P. Smuts

OFFICERS
John F. Donahue
  Chairman
Richard B. Fisher
  President
J. Christopher Donahue
  Executive Vice President
Edward C. Gonzales
  Executive Vice President
John W. McGonigle
  Executive Vice President, Treasurer,
  and Secretary
S. Elliott Cohan
  Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

[Graphic]

Federated Investors
Federated Investors Tower
Pittsburgh, PA 15222-3779

Federated Securities Corp. is the distributor of the fund and is a subsidiary of Federated Investors.

[Graphic]

Cusip 313915100
Cusip 313915209
Cusip 313915308
Cusip 313915407
8110102 (11/96)



A. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color-coded mountain chart is a visual representation of the narrative text above it, which shows that an initial investment of $10,000 in the Class A Shares of Federated Equity Income Fund, Inc. on December 30, 1986, would have grown to $30,431 on September 30, 1996. The `y'' axis reflects the cost of the investment. The ``x'' axis reflects computation periods from December 30, 1986 to September 30, 1996. The chart further indicates the ending market value attributable to principal, as well as the ending market value attributable to capital gains and reinvested dividends.

B. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color-coded mountain chart is a visual representation of the narrative text above it, which shows that yearly investments of $1,000 in the Class A shares of Federated Equity Income Fund, Inc. on December 30, 1986, would have grown to $21,113 on September 30, 1996. The `y'' axis reflects the cost of the investment. The ``x'' axis reflects computation periods from December 30, 1986 to September 30, 1996. The chart further indicates the ending market value attributable to principal, as well as the ending market value attributable to capital gains and reinvested dividends.

C. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color-coded mountain chart is a visual representation of the narrative text above it, which shows that an investment of $15,000 in the Class A Shares of Federated Equity Income Fund, Inc. on December 30, 1986, would have grown to $45,647. The `y'' axis reflects the cost of the investment. The `x'' axis reflects computation periods from December 30, 1986 to September 30, 1996. The chart further indicates the ending market value attributable to principal, as well as the ending market value attributable to capital gains and reinvested dividends.